UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2005

CULLEN/FROST BANKERS, INC.
(Exact name of issuer as specified in its charter)

Texas	0-7275	74-1751768
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Houston Street, San Antonio, Texas	78205
(Address of principal executive offices)	(Zip Code)

(210) 220-4011
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

   On May 18, 2005, the shareholders of Cullen/Frost Bankers, Inc. (the "Corporation") approved the 2005 Omnibus Incentive Plan (the "Plan"). The Plan became effective upon shareholder approval. The following description of the Plan is qualified in its entirety by reference to the terms of such Plan, which is incorporated by reference to Annex B of the Corporation's Definitive Proxy Statement filed with the Securities and Exchange Commission on Form DEF 14A on April 18, 2005.

   The Plan permits grants of incentive stock options ("ISOs"), nonqualified stock options ("NQSOs"), stock appreciation rights ("SARs"), restricted stock, restricted stock units, performance shares, performance units, cash-based awards, other stock-based awards and substitute awards. The purpose of the Plan is to enable the Corporation and its subsidiaries and affiliates to retain and motivate key employees, and to encourage stock ownership by such key employees, by providing them with a means to acquire and increase their proprietary interest in the success of the Corporation.

   The Plan permits certain awards to be considered "qualifying performance-based compensation" under Section 162(m) of the Internal Revenue Code. Section 162(m) limits the deductibility of remuneration in excess of $1,000,000 paid by a public corporation to certain "covered employees" unless it is qualifying performance-based compensation. Under regulations promulgated pursuant to Section 162(m), at least three conditions must be satisfied in order for compensation to qualify as performance-based: (i) the compensation must be payable on account of the attainment of one or more pre-established, objective performance goals, (ii) the material terms of the compensation and the performance goals must be disclosed to and approved by shareholders before payment and (iii) a committee of the board of directors that is comprised solely of two or more "outside directors" must certify that the performance goals have been satisfied before payment.

   Employees of the Corporation and its subsidiaries and affiliates who are selected by the Compensation and Benefits Committee of the Board of Directors are eligible to participate in the Plan. The maximum number of shares available under the Plan will be 4,000,000 shares of the Corporation's Common Stock. Of the shares available, no more than 400,000 of such shares may be granted pursuant to full value awards, which are awards settled in shares other than ISOs, NQSOs and SARs.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

   Effective May 18, 2005, the terms as members of the Corporation's Board of Directors of Mr. Eugene H. Dawson, Sr. and Mr. Joe R. Fulton expired. Mr. Dawson served as the Chairman of the Board's Audit Committee and as a member of the Board's Strategic Planning Committee. Messrs. Dawson and Fulton did not stand for re-election pursuant to the Board of Directors' retirement age policy.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:
10.1

Cullen/Frost Banker's, Inc. 2005 Omnibus Incentive Plan (incorporated by reference to Annex B of the Corporation's Definitive Proxy Statement filed with the Securities and Exchange Commission on Form DEF 14A on April 18, 2005).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULLEN/FROST BANKERS, INC.

By:	/s/ Phillip D. Green

Phillip D. Green
Group Executive Vice President
and Chief Financial Officer

Dated:	May 18, 2005

EXHIBIT INDEX

Exhibit
Number	Description

10.1

Cullen/Frost Banker's, Inc. 2005 Omnibus Incentive Plan (incorporated by reference to Annex B of the Corporation's Definitive Proxy Statement filed with the Securities and Exchange Commission on Form DEF 14A on April 18, 2005).